UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2024
FASTLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300
San Francisco, CA 94107
(Address of principal executive offices) (Zip code)
(844) 432-7859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Fastly, Inc. (“Fastly”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withhold with respect to the election of directors; (b) for, against or abstain for the ratification of the selection of Deloitte & Touche LLP as Fastly’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (c) for, against, or abstain for the approval, on an advisory basis, of the compensation of Fastly’s named executive officers. Broker non-votes are also reported. A more complete description of each matter is set forth in Fastly’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”).

Proposal 1:
Each of the three directors proposed by Fastly for election was elected by the following votes to serve until Fastly’s 2027 Annual Meeting of Stockholders and until his or her respective successor has been elected and qualified, or, if sooner, until the director’s death, resignation or removal. The tabulation of votes on this matter was as follows:

		For	Withhold	Broker Non-Votes
	David Hornik	48,539,838	29,002,960	30,108,217
	Charles Meyers	53,199,870	24,342,928	30,108,217
	Vanessa Smith	54,038,637	23,504,161	30,108,217

Proposal 2:
The selection of Deloitte & Touche LLP as Fastly’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified. The tabulation of votes on this matter was as follows:

	For	Against	Abstain
	103,400,454	3,956,593	293,968

Proposal 3:	The compensation of Fastly’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis. The tabulation of votes on this matter was as follows:
	For	Against	Abstain	Broker Non-Votes
	39,910,852	37,406,430	225,516	30,108,217

Item 9.01                   Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated:	June 12, 2024	By:	/s/ Ronald W. Kisling
Ronald W. Kisling
Chief Financial Officer